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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                         Reported): September 22, 1999


                            LEHMAN ABS CORPORATION
            (Exact name of registrant as specified in its charter)
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           Delaware                    333-76627                13-3447441
(State or Other Jurisdiction of       (Commission            (I.R.S. Employer
        Incorporation)               File Number)           Identification No.)

                         Three World Financial Center
                               200 Vesey Street
                           New York, New York 10022
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                   (Address of Principal Executive Offices)
                                  (Zip Code)
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       Registrant's telephone number, including area code (212) 526-7000

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


Item 5.       Other Events.

Filing of Derived Materials.*

         In connection with the offering of the Champion Home Equity Loan Asset-Backed Notes, Series 1999-3 (the "Notes"), Lehman Brothers Inc. and McDonald Investments Inc., a wholly-owned subsidiary of KeyCorp Company, as underwriters of the Notes (together, the "Underwriters"), have prepared certain materials (the "Derived Materials") for distribution to its potential investors. Although the Registrant provided the Underwriters with certain information regarding the characteristics of the assets in the related portfolio, it did not participate in the preparation of the Derived Materials. Concurrently with the filing hereof, pursuant to Rule 311(i) of Regulation S-T, the Registrant is filing certain computational materials by paper filing on Form SE.

         For purposes of this Form 8-K, Derived Materials shall mean computer generated tables and/or charts displaying, with respect to the Notes, any of the following: yield; average life, duration; expected maturity; loss sensitivity; cash flow characteristics; background information regarding the assets; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature, as well as certain matters relating to the collateral for such transaction.

Filing of Accountants' Consent

         In addition, pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance on MBIA Insurance Corporation, SEC No-Action Letter (September 6, 1996), the Company will incorporate by reference the financial statement of MBIA Insurance Corporation ("MBIA") into the Company's registration statement (File No. 333-76627). The financial statements will be referred to in the prospectus supplement relating to Champion Home Equity Loan Asset-Backed Notes, Series 1999-3. In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") to the use of their name in such prospectus supplement. The consent of PricewaterhouseCoopers is attached hereto as Exhibit 23.


* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus and the Prospectus Supplement of Lehman ABS Corporation, relating to the Notes.

         Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K ("the Form 8-K"), Lehman ABS Corporation (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission in relation to its Champion Home Equity Loan Trust 1999-3.



Item 7.       Financial Statements, Pro Forma Financial
              Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23                Consent of PricewaterhouseCoopers LLP.

         25                Form T-1

         99.1              Derived Materials.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 LEHMAN ABS CORPORATION



                                 By: /s/ Samir A. Tabet
                                      Name:  Samir A. Tabet
                                      Title:    Senior Vice-President



Dated:  September 16, 1999

                                                   Exhibit Index

Exhibit                                                                    Page


23       Consent of PricewaterhouseCoopers LLP...............................
25       Form T-1............................................................
99.1     Derived Materials...................................................

                Exhibit 23: Consent of Independent Accountants.

We consent to the incorporation by reference in the Prospectus Supplement of Lehman ABS Corporation relating to Champion Home Equity Loan Trust 1999-3, of our report dated February 2, 1999, on our audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998. We also consent to the reference to our Firm under the caption "Experts".

                                            \s\ PricewaterhouseCoopers LLP
                                            ------------------------------
                                                 PricewaterhouseCoopers LLP

September 20, 1999

                             Exhibit 25: Form T-1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM T-1

                           Statement of Eligibility
                     Under the Trust Indenture Act of 1939
                 of a Corporation Designated to Act as Trustee

               Check if an Application to Determine Eligibility of a Trustee Pursuant to Section 305(b)(2)


                         HARRIS TRUST AND SAVINGS BANK
                               (Name of Trustee)


        Illinois                                     36-1194448
(State of Incorporation)                (I.R.S. Employer Identification No.)


                   111 West Monroe Street, Chicago, Illinois
                     60603 (Address of principal executive
                                   offices)


               Keith Richardson, Harris Trust and Savings Bank,
               311 West Monroe Street, Chicago, Illinois, 60606
                   312-461-2647 phone 312-461-3525 facsimile
          (Name, address and telephone number for agent for service)






                    Champion Home Equity Loan Trust 1999-3
                                 (Note Issuer)


        Delaware
(State of Incorporation)                   (I.R.S. Employer Identification No.)


                        Champion Mortgage Company, Inc.
                            20 Waterview Boulevard
                             Parsippany, NJ 07054
                   (Address of principal executive offices)



                      Home Equity Loan Asset-Backed Notes
                        (Title of indenture securities)

1.   GENERAL INFORMATION. Furnish the following information as to the Trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

              Commissioner of Banks and Trust Companies, State of Illinois, Springfield, Illinois; Chicago Clearing House Association, 164 West Jackson Boulevard, Chicago, Illinois; Federal Deposit Insurance Corporation, Washington, D.C.; The Board of Governors of the Federal Reserve System, Washington, D.C.

    (b)  Whether it is authorized to exercise corporate trust powers.

              Harris Trust and Savings Bank is authorized to exercise corporate trust powers.

2. AFFILIATIONS WITH OBLIGOR. If the Obligor is an affiliate of the Trustee, describe each such affiliation.

              The Obligor is not an affiliate of the Trustee.

3. through 15.

              NO RESPONSE NECESSARY

16.  LIST OF EXHIBITS.

    1. A copy of the articles of association of the Trustee as now in effect which includes the authority of the trustee to commence business and to exercise corporate trust powers.

         A copy of the Certificate of Merger dated April 1, 1972 between Harris Trust and Savings Bank, HTS Bank and Harris Bankcorp, Inc. which constitutes the articles of association of the Trustee as now in effect and includes the authority of the Trustee to commence business and to exercise corporate trust powers was filed in connection with the Registration Statement of Louisville Gas and Electric Company, File No. 2-44295, and is incorporated herein by reference.

    2.   A copy of the existing by-laws of the Trustee.

         A copy of the existing by-laws of the Trustee was filed in connection with the Registration Statement of Commercial Federal Corporation, File No. 333-20711, and is incorporated herein by reference.

    3.   The consents of the Trustee required by Section 321(b) of the Act.

         (included as Exhibit A on page 2 of this statement)

    4. A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.

         (included as Exhibit B on page 3 of this statement)


                                   SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HARRIS TRUST AND SAVINGS BANK, a corporation organized and existing under the laws of the State of Illinois, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, and State of Illinois, on the 16th day of September, 1999.

HARRIS TRUST AND SAVINGS BANK


By: ________________________________
         Keith Richardson
         Assistant Vice President

EXHIBIT A

The consents of the trustee required by Section 321(b) of the Act.

Harris Trust and Savings Bank, as the Trustee herein named, hereby consents that reports of examinations of said trustee by Federal and State authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

HARRIS TRUST AND SAVINGS BANK


By: ______________________________
         Keith Richardson
         Assistant Vice President

EXHIBIT B
Attached is a true and correct copy of the statement of condition of Harris Trust and Savings Bank as of September 30, 1998, as published in accordance with a call made by the State Banking Authority and by the Federal Reserve Bank of the Seventh Reserve District.

                          [OBJECT
                          OMITTED]/LOGO   HARRIS BANK

                         Harris Trust and Savings Bank
                            111 West Monroe Street
                            Chicago, Illinois 60603

of Chicago, Illinois, And Foreign and Domestic Subsidiaries, at the close of business on September 30, 1998, a state banking institution organized and operating under the banking laws of this State and a member of the Federal Reserve System. Published in accordance with a call made by the Commissioner of Banks and Trust Companies of the State of Illinois and by the Federal Reserve Bank of this District.

                        Bank's Transit Number 71000288

                                                                                                         THOUSANDS
                                             ASSETS                                                      OF DOLLARS
CASH AND BALANCES DUE FROM DEPOSITORY INSTITUTIONS:
          NON-INTEREST BEARING BALANCES AND CURRENCY AND
            COIN..................................                                                                $1,097,714
          INTEREST BEARING BALANCES...............................                                                  $213,712
SECURITIES:.................................................................
A.  HELD-TO-MATURITY SECURITIES                                                                                           $0
B.  AVAILABLE-FOR-SALE SECURITIES                                                                                 $5,036,734
FEDERAL FUNDS SOLD AND SECURITIES PURCHASED UNDER AGREEMENTS TO RESELL                                               $48,950
LOANS AND LEASE FINANCING RECEIVABLES:
              LOANS AND LEASES, NET OF UNEARNED INCOME......................                     $9,111,098
              LESS:  ALLOWANCE FOR LOAN AND LEASE LOSSES....................                       $104,900
                                                                                        ---------------------


              LOANS AND LEASES, NET OF UNEARNED INCOME, ALLOWANCE, AND RESERVE
              (ITEM 4.A MINUS 4.B)...............................                                                 $9,006,198
ASSETS HELD IN TRADING ACCOUNTS..........................................                                           $202,008
PREMISES AND FIXED ASSETS (INCLUDING CAPITALIZED LEASES)....................                                        $245,290
OTHER REAL ESTATE OWNED......................................................                                           $365
INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES AND ASSOCIATED COMPANIES..........                                            $41
CUSTOMER'S LIABILITY TO THIS BANK ON ACCEPTANCES OUTSTANDING................                                         $34,997
INTANGIBLE ASSETS.....................................................                                              $260,477
OTHER ASSETS....................................................................                                  $1,148,163
                                                                                                 ----------------------------

TOTAL ASSETS                                                                                                     $17,294,649
                                                                                                 ============================


                                           LIABILITIES
DEPOSITS:
     IN DOMESTIC OFFICES....................................................                                      $9,467,895
          NON-INTEREST BEARING..................................................                 $2,787,471
          INTEREST BEARING....................................................                   $6,680,424
     IN FOREIGN OFFICES, EDGE AND AGREEMENT SUBSIDIARIES, AND IBF'S........                                       $1,268,759
          NON-INTEREST BEARING..............................................                        $23,329
          INTEREST BEARING...................................................                    $1,245,430
FEDERAL FUNDS PURCHASED AND SECURITIES SOLD UNDER AGREEMENTS TO
REPURCHASE IN DOMESTIC OFFICES OF THE BANK AND OF ITS EDGE AND
AGREEMENT SUBSIDIARIES, AND IN IBF'S: FEDERAL FUNDS PURCHASED &
SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE.............                                                       $3,118,548
TRADING LIABILITIES                                                                                                  110,858
OTHER BORROWED MONEY:....................................................
A.  WITH REMAINING MATURITY OF ONE YEAR OR LESS                                                                   $1,202,050
B.  WITH REMAINING MATURITY OF MORE THAN ONE YEAR                                                                         $0
BANK'S LIABILITY ON ACCEPTANCES EXECUTED AND OUTSTANDING                                                             $34,997
SUBORDINATED NOTES AND DEBENTURES...........................................                                        $225,000
OTHER LIABILITIES.......................................................                                            $530,224
                                                                                                 ============================

TOTAL LIABILITIES                                                                                                $15,958,331
                                                                                                 ============================

                                         EQUITY CAPITAL
COMMON STOCK....................................................                                                    $100,000
SURPLUS.................................................................                                            $604,834
A.  UNDIVIDED PROFITS AND CAPITAL RESERVES..........................                                                $580,271
B.  NET UNREALIZED HOLDING GAINS (LOSSES) ON AVAILABLE-FOR-SALE SECURITIES                                           $51,213
                                                                                                 ----------------------------

TOTAL EQUITY CAPITAL                                                                                              $1,336,318
                                                                                                 ============================

TOTAL LIABILITIES, LIMITED-LIFE PREFERRED STOCK, AND EQUITY CAPITAL...........                                   $17,294,649
                                                                                                 ============================

         I, Pamela Piarowski, Vice President of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                         PAMELA PIAROWSKI
                             10/29/98

         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and, to the best of our knowledge and belief, has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and the Commissioner of Banks and Trust Companies of the State of Illinois and is true and correct.

                  EDWARD W. LYMAN,
                  ALAN G. McNALLY,
                  CHARLES SHAW
                                                                    Directors.

                       Exhibit 99.1: Derived Materials.


         In accordance with Rule 311(i) of Regulation S-T, the Computational Materials are being filed on paper pursuant to Form SE.